Corporate Update

Rick Eiswirth, President and CEO

Date: June 2022

Forward Looking Statements

This slide presentation and Mr. Eiswirth's in-person presentation that accompanies it may include "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, Alimera's belief, expectation, or anticipation that: Alimera's revenue will accelerate in 2022; Alimera will continue to grow organically from its existing customer base; Alimera will continue to expand access to ILUVIEN in new markets; Alimera's NEW DAY Study will demonstrate the results that Alimera expects, and Alimera will seek to acquire retina products with reasonable valuations.

These forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors that could cause actual results to differ include (a) a slowdown or reduction in sales due to a reduction in end user demand, unanticipated competition, regulatory issues, unexpected governmental actions or a delay in the approval or commercialization of ILUVIEN for the treatment of non-infectious uveitis affecting the posterior segment in Europe, (b) the continued effects of COVID-19 on the ability or willingness of patients to visit their retina specialists for ILUVIEN injections, including current and future governmental orders and policies adopted by healthcare facilities to address the COVID-19 pandemic, and the duration of these limitations; (c) the NEW DAY Study may not produce the desired results and (d) other factors discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Alimera's Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2022, which are on file with the SEC and available at its website.

In addition to the risks described above and in Alimera's reports and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera's results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements in this slide presentation and in Mr. Eiswirth's in-person presentation that accompanies it are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this presentation (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

Investment Thesis

Unique Asset

- Alimera is changing the treatment paradigm as the only non-acute therapy reducing the recurrence of retinal disease

Established Commercial Business

- Approximately $60 million in consolidated net revenue in 2021 with positive adjusted EBITDA despite COVID-19 impact
- Leverageable and growing commercial retina presence in the U.S., Europe and the Middle East

Option Value

- Ongoing NEW DAY Study is the first of its kind head-to-head comparison of ILUVIEN vs. $7.5 billion standard of care

Vision

- Establishing Alimera as "the place to be in retina". The only global retina-focused pharmaceutical company

Diabetic Macular Edema (DME)

- The leading cause of vision loss in diabetic patients.
- Leaky blood vessels in the macula cause the retina to swell.
- Causes blurred vision in the early stage, over long term may cause cumulative damage

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The ophthalmology standard of care is inconsistent with the way physicians in other disciplines treat persistent or chronic diseases because their options have been limited

How Persistent or Chronic Disease is Treated Today

Hypertension: Daily systemic doses
Diabetes: Insulin pump

Low patient burden, continuous treatment

How DME and Non- Infectious Posterior Uveitis are Treated Today with Injections

Acute, bolus injections that last 1-3 months administered by a physician. Reinjection on average every 4 months

High patient burden, disease recurrence

DME Treatment & Recurrence for a Typical Patient



= PPV
= IVTA
= BEV
= DEX
Central Retinal Thickness
Visual Acuity
ILUVIEN
CRT (microns)
900
800
700
600
500
400
300
200
100
0
0.4 20/40
0.35
0.3
0.25 20/80
0.2 20/100
0.15
0.1 20/200
0.05 20/400
0
8/3/2009
8/3/2010
8/3/2011
8/3/2012
8/3/2013
8/3/2014
8/3/2015
8/3/2016
8/3/2017
8/3/2018

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ILUVIEN® : A Truly Durable Treatment

- Provides CONTINUOUS MICRODOSING™ for Continuous Therapy in Patients with Retinal Disease
- Designed to deliver daily sub microgram levels of FAc for up to three years from a single injection



Designed to deliver FAc for 36 months
Non-permeable cap
Permeable membrane of polyvinyl alcohol
0.37 mm diameter
Nonbioerodable tube of polyimide
Internal matrix containing 0.19 mg of fluocinolone acetonide
3.5 mm length

USER Study

- Reduced disease recurrence
- Reduced treatment burden
- Improved and maintained vision



BEFORE ILUVIEN
AFTER ILUVIEN
1 Treatment Every 2.9 Months
1 Treatment Every 22 Months
1 Treatment Every 3.2 Months
1 Treatment Every 15.2 Months
1 Treatment Every 2.3 Months
1 Treatment Every 7.0 Months
1 Treatment Every 6.7 Months
1 Treatment Every 2.9 Months
Letters Visual Acuity
80
70
60
50
40
30
20
10
0
36M Pre
12M Pre
Baseline ILUVIEN
9 Month
12 Month
15 Month
>20/200 (N=12) P=0.026
20/200 to < 20/100 (N=20) P<0.001
20/100 to < 20/50 (N=61) P<0.001
20/40 & Better (N=67) P<0.001
P Values for difference in frequency of treatments pre- and post-ILUVIEN

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Alimera Annual Consolidated Revenue


$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$46.6
$53.9
$50.8
$48.0
$11.0
2018
2019
2020
2021
Consolidated Net Revenue ($Millions)
License Revenue ($Millions)

Financials



Alimera Revenue ($Mio) by Segment
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$5.6
$4.9
$5.2
$5.6
$5.0
$5.6
$5.8
$7.0
$8.4
$6.9
Q1 21
Q2
Q3
Q4
Q1 22
U.S. Sales
International Sales



Alimera Revenue ($Mio) Pre-COVID
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$31.8
$63.2 Annual Run Rate
Q4 2019 and Q1 2020

Cash of $16.5M as of December 31, 2021;
$9.5M as of March 31, 2022

Strategic Overview

Continued Organic Growth

New Physicians and More Patients Treated Earlier

Option Value

NEW DAY Study

Geographic Expansion

Making ILUVIEN Available in Additional Countries

New Indication

Adding Uveitis Indication in EU Markets

End User Demand – YTD Through May of Each Year*

*End user demand represents units purchased by physicians and pharmacies from Alimera's wholesalers and distributors..


4000
3500
3000
2500
2000
1500
1000
500
0
+21.1%
+22.5%
2019
2020
2021
2022
U.S.
International Direct
International Distributor

The New Day Study

A Prospective, Randomized, Controlled Study of the Intravitreal ILUVIEN® Implant as Baseline Therapy in Patients with Early Diabetic Macular Edema

NEW DAY
STUDY

- First ever direct head-to-head comparison of a corticosteroid and anti-VEGF therapy (aflibercept)
  - Assesses ILUVIEN as baseline therapy in patients with early Diabetic Macular Edema
- Demonstrate reduced disease recurrence, a reduction in treatment frequency, better disease control and reduced retinal damage compared to current standard of care therapy
  - Includes groundbreaking cytokine sub study and electro-retinal graph readings to establish potential neuroprotection from ILUVIEN
- An 18-month study with a target of 300 patients at over 40 sites in the U.S.
- *Our confidence is high given significant evidence from several real-world studies*

The PALADIN Study

A phase 4, open-label, prospective, observational study conducted over 36 months at 41 sites across the United States

Key Findings

- 2.97% of eyes required IOP lowering surgery, but only half of these were due to steroid induced ocular hypertension following the administration of ILUVIEN in accordance with the U.S. label. This compares favorably to the 4.8% seen in the pivotal FAME Studies.
- Treatment burden significantly decreased (70.5% reduction)
- Patients reached a statistically significant decrease anatomically at all time points measured compared to baseline
- Patients treated earlier in their disease had over a three-fold increase in letters gained (5.7 letters vs. 1.8 letters)

PALADIN was published in *Ophthalmology* in February 2022

Vision Improves Even After Three Years of Declining Vision

Mean Change in Visual Acuity Pre-FAc



70
68
66
64
62
60
58
56
54
52
50
Mean Visual Acuity (VA; Letters)
-6.4
36
31
26
21
16
11
6
1
Months Pre-FAc

Mean Change in BCVA Post-FAc



70
69
68
67
66
65
64
63
62
61
60
Mean Visual Acuity (BCVA; Letters)
ILUVIEN
+4.5
63.64
64.89
64.91
65.45
63.94
65.97
Baseline
3
6
9
12
24
36
Months Post-FAc

All Eyes (n=202)

Strategic Geographic Expansion

Launches in approved markets - intent to continue expanding into new international territories


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MEDIS
SIFI
OcuMension
brill
Horus PHARMA
mea.gate

Expansion into Greater China & Western Pacific

Ocumension Therapeutics licensed rights to our intravitreal implant in Q2 2021

- $10 million upfront, up to $89 million in sales-based milestones
- $10 million equity investment
- Alimera received one million non-transferable warrants to purchase Ocumension stock


02 Milestone
Initiation of Phase 3
H2 2022
01 Milestone
RWE Study in
Hai'an Province
July
Q1
Q2
Q3
Q4
2022

Further Launches for Non-Infectious Uveitis Affecting the Posterior Segment of the Eye

- First uveitis label for "prevention[1]". Further supports the uniqueness of ILUVIEN to reduce the recurrence of retinal disease.
- Estimated market size – 15-20% of DME market.
- Steroids are the current standard of care, no anti-VEGF competition.
- Launched in Germany, the UK, Netherlands and recently Spain; further launches planned for France, Italy, Portugal, Ireland and Middle East in 2022


Median Weeks To First Recurrence*
Active Control
10
ILUVIEN
94
0
50
100


Mean # of Recurrences*
6
5
4
3
2
1
0
5.3
1.7
Active Control
ILUVIEN

Investment Thesis

Unique Asset

- Alimera is changing the treatment paradigm as the only non-acute therapy reducing the recurrence of retinal disease

Established Commercial Business

- Approximately $60 million in consolidated net revenue in 2021 with positive adjusted EBITDA despite COVID-19 impact
- Leverageable and growing commercial retina presence in the U.S., Europe and the Middle East

Option Value

- Ongoing NEW DAY Study is the first of its kind head-to-head comparison of ILUVIEN vs. $7.5 billion standard of care

Vision

- Establishing Alimera as "the place to be in retina". The only global retina- focused pharmaceutical company

Corporate Update

Rick Eiswirth, President and CEO

Date: June 2022